EXHIBIT 99.1

MKS Instruments Reports Third Quarter 2020 Financial Results

•	Record quarterly consolidated revenue of $590 million, up 28% year-over-year

•	Record quarterly Semiconductor Market revenue of $359 million, up 61% year-over-year

•	Quarterly non-GAAP net earnings per diluted share of $1.93, up 72% year-over-year

•	Quarterly GAAP net income per diluted share of $1.66

•	Record quarterly operating cash flow of $152 million and free cash flow of $123 million

Andover, MA, October 27, 2020 — MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of technologies that enable advanced processes and improve productivity, today reported third quarter 2020 financial results.

“We delivered record quarterly revenue for MKS, led by record Semiconductor Market revenue and a recovery in our Advanced Markets revenue. Demand for our critical enabling technologies in the Semiconductor Market was broad-based across our portfolio and, in particular, for Power Solutions, which has grown more than 110% year-on-year for the first nine months of 2020 and achieved another quarter of record revenue,” said John T.C. Lee, President and Chief Executive Officer.

Mr. Lee added, “We are encouraged with the sequential growth in our Advanced Markets, particularly given the anticipated seasonal decline in our Flex PCB drilling business. We are excited about the long-term opportunities in precision laser processing and our unique positioning to capitalize on them.”

“We achieved another increase in our non-GAAP operating margins, marking the fourth consecutive quarterly increase. This demonstrates our continued focus on driving strong operating leverage in our financial model as well as executing on our long-standing commitment to develop innovative solutions for our customers,” said Seth H. Bagshaw, Senior Vice President and Chief Financial Officer.

Mr. Bagshaw added, “The third quarter marked another record for operating and free cash flow, which reflects our higher profitability and emphasis on driving improvements in our cash conversion cycle. This has enabled us to reduce our net leverage ratio to 0.2x exiting the third quarter, and we anticipate a continued reduction exiting the year.”

Fourth Quarter 2020 Outlook

Based on current business levels, the Company expects revenue in the fourth quarter of 2020 could be $600 million, plus or minus $25 million. At these volumes, GAAP net income per diluted share could be $1.75, plus or minus $0.20 and non-GAAP net earnings per diluted share could be $2.00, plus or minus $0.20.

Conference Call Details

A conference call with management will be held on Wednesday, October 28, 2020 at 8:30 a.m. (Eastern Time). To access a live webcast of the conference call and related presentation materials management will refer to during the call, visit MKS’ website at mksinst.com and click on Company – Investor Relations – Investor Overview. The webcast and related presentation materials will be listed in the calendar of events. To participate by telephone, please dial (877) 212-6076 for domestic callers or (707) 287-9331 for international callers, provide the operator with Conference ID (3881427), and access the presentation materials on MKS’ website. Participants are asked to access the live webcast or dial in at least 15 minutes in advance to ensure a timely connection. An archive of the webcast and related presentation materials will be available on MKS’ website.

About MKS Instruments

MKS Instruments, Inc. is a global provider of instruments, systems, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity for our customers. Our products are derived from our core competencies in pressure measurement and control, flow measurement and control, gas and vapor delivery, gas composition analysis, electronic control technology, reactive gas generation and delivery, power generation and delivery, vacuum technology, lasers, photonics, optics, precision motion control, vibration control and laser-based manufacturing systems solutions. We also provide services relating to the maintenance and repair of our products, installation services and training. Our primary served markets include semiconductor, industrial technologies, life and health sciences, research and defense. Additional information can be found at mksinst.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our U.S. GAAP results and the “Notes on our Non-GAAP Financial Information” at the end of this press release.

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

Third Quarter 2020 Financial Results

	Q3 2020	Q2 2020
Net revenues	$590	$544
GAAP Financial Measures
Operating margin	19.7%	18.5%
Net income	$92	$74
Diluted EPS	$1.66	$1.33
Non-GAAP Financial Measures
Operating margin	23.1%	21.6%
Net earnings	$107	$89
Diluted EPS	$1.93	$1.62

Net revenues in the third quarter of 2020 were $590 million, an increase of 8% from $544 million in the second quarter of 2020, and an increase of 28% from $462 million in the third quarter of 2019. The increase in net revenues was driven largely by increased demand from customers in the Semiconductor Market. Net revenues in the Semiconductor Market were $359 million in the third quarter of 2020, a sequential increase of 12%. Net revenues in Advanced Markets were $231 million in the third quarter of 2020, a sequential increase of 4%.

Net income in the third quarter of 2020 was $92 million, or $1.66 per diluted share, compared to net income of $74 million, or $1.33 per diluted share, in the second quarter of 2020, and $47 million, or $0.86 per diluted share, in the third quarter of 2019.

Net income in the third quarter of 2020 included restructuring and other costs of $3 million and acquisition and integration costs of $0.5 million, which were related to the acquisition of Electro Scientific Industries, Inc. (“ESI”).

Non-GAAP net earnings, which exclude special charges and credits, were $107 million, or $1.93 per diluted share, in the third quarter of 2020, compared to $89 million, or $1.62 per diluted share, in the second quarter of 2020, and $62 million or $1.12 per diluted share, in the third quarter of 2019.

Additional Financial Information

At September 30, 2020, the Company had $716 million in cash and short-term investments, $836 million of secured term loan principal outstanding and $100 million of incremental borrowing capacity under an asset-based line of credit, subject to certain borrowing base requirements. During the third quarter of 2020, the Company paid a cash dividend of $11 million or $0.20 per diluted share.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Instruments, Inc. (“MKS” or the “Company”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are the conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, fluctuations in sales to our major customers, the impact of the COVID-19 pandemic on the global economy and financial markets, including any restrictions on MKS’ operations and the operations of MKS’ customers and suppliers resulting from public health requirements and government mandates, the terms of our term loan, competition from larger or more established companies in MKS’ markets, MKS’ ability to successfully grow our business and particularly that of ESI’s business, the challenges, risks and costs involved with integrating the operations of the companies we have acquired, potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Quarterly Reports on Form 10-Q, as filed with the SEC. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

###

Company Contact:

David Ryzhik

Vice President, Investor Relations

Telephone: (978) 557-5180

Email: david.ryzhik@mksinst.com

MKS Instruments, Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Quarter Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019
Net revenues:
Products	$506.8	$386.2	$473.0	$1,441.0	$1,184.9
Services	83.0	76.3	71.3	228.8	215.2

Total net revenues	589.8	462.5	544.3	1,669.8	1,400.1
Cost of revenues:
Products	280.7	216.3	258.0	794.8	672.2
Services	47.1	41.2	40.0	127.1	113.8

Total cost of revenues	327.8	257.5	298.0	921.9	786.0
Gross profit	262.0	205.0	246.3	747.9	614.1
Research and development	42.5	41.7	42.8	127.7	122.3
Selling, general and administrative	87.0	82.1	86.1	260.3	247.8
Acquisition and integration costs	0.5	2.1	0.7	3.4	35.5
Restructuring and other	3.1	1.5	3.3	6.8	4.7
Amortization of intangible assets	12.5	17.0	13.8	42.6	50.3
Asset impairment	—	—	—	1.2	—
COVID-19 related net credits	—	—	(1.2)	(1.2)	—
Fees and expenses related to repricing of Term Loan	—	0.6	—	—	6.5
Gain on sale of long-lived assets	—	(6.8)	—	—	(6.8)

Income from operations	116.4	66.8	100.8	307.1	153.8
Interest income	0.1	1.2	0.3	1.1	4.3
Interest expense	6.6	13.5	7.2	22.7	35.3
Other expense (income), net	1.1	(0.9)	1.5	3.0	0.2

Income before income taxes	108.8	55.4	92.4	282.5	122.6
Provision for income taxes	17.1	8.0	18.7	48.0	25.0

Net income	$91.7	$47.4	$73.7	$234.5	$97.6

Net income per share:
Basic	$1.66	$0.86	$1.34	$4.26	$1.79
Diluted	$1.66	$0.86	$1.33	$4.24	$1.77
Cash dividend per common share	$0.20	$0.20	$0.20	$0.60	$0.60
Weighted average shares outstanding:
Basic	55.2	54.9	55.1	55.1	54.6
Diluted	55.4	55.2	55.3	55.3	55.0

MKS Instruments, Inc.

Unaudited Consolidated Balance Sheet

(In millions)

	September 30,	December 31,
	2020	2019
ASSETS
Cash and cash equivalents	$493.3	$414.6
Short-term investments	222.4	109.4
Trade accounts receivable, net	363.9	341.1
Inventories	494.2	462.1
Other current assets	95.9	106.3

Total current assets	1,669.7	1,433.5
Property, plant and equipment, net	267.9	241.9
Right-of-use asset	180.1	64.5
Goodwill	1,062.1	1,058.5
Intangible assets, net	523.3	564.6
Long-term investments	6.3	5.8
Other assets	41.5	47.5

Total assets	$3,750.9	$3,416.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Short-term debt	$12.0	$12.1
Accounts payable	113.4	88.4
Accrued compensation	95.4	100.9
Income taxes payable	18.8	15.4
Lease liability	16.8	20.6
Deferred revenue and customer advances	30.4	21.5
Other current liabilities	77.5	58.8

Total current liabilities	364.3	317.7
Long-term debt, net	816.8	871.7
Non-current deferred taxes	67.2	72.4
Non-current accrued compensation	44.9	43.9
Non-current lease liability	172.2	44.8
Other liabilities	58.7	42.5

Total liabilities	1,524.1	1,393.0

Stockholders’ equity:
Common stock	0.1	0.1
Additional paid-in capital	861.6	864.3
Retained earnings	1,382.7	1,181.2
Accumulated other comprehensive loss	(17.6)	(22.3)

Total stockholders’ equity	2,226.8	2,023.3

Total liabilities and stockholders’ equity	$3,750.9	$3,416.3

MKS Instruments, Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Quarter Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019
Cash flows from operating activities:
Net income	$91.7	$47.4	$73.7	$234.5	$97.6
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23.3	27.2	24.1	75.8	79.9
Amortization of inventory step-up adjustment to fair value	—	—	—	—	7.6
Amortization of debt issuance costs and original issue discount	0.5	3.6	0.5	2.1	6.5
Stock-based compensation	7.4	7.4	6.8	22.7	42.1
Provision for excess and obsolete inventory	6.9	6.5	6.7	19.8	18.6
Provision for doubtful accounts	—	0.9	—	0.2	0.2
Deferred income taxes	(4.1)	(6.4)	2.8	(0.7)	(9.1)
Asset impairment	—	—	—	1.2	—
Loss (gain) on sale of long-lived asset	1.6	(6.8)	—	1.6	(6.8)
Other	(0.3)	(0.5)	0.4	—	0.4
Changes in operating assets and liabilities	25.1	(18.6)	24.0	8.8	(69.7)

Net cash provided by operating activities	152.1	60.7	139.0	366.0	167.3

Cash flows (used in) provided by investing activities:
Acquisition of business, net of cash acquired	—	—	—	—	(988.6)
Purchases of investments	(163.7)	(53.4)	(164.3)	(358.2)	(171.3)
Maturities of investments	84.2	52.9	47.8	181.5	93.3
Sales of investments	35.6	4.7	—	64.3	162.4
Proceeds from sale of assets	—	41.2	—	—	41.2
Purchases of property, plant and equipment	(29.0)	(16.5)	(20.9)	(59.9)	(44.7)

Net cash (used in) provided by investing activities	(72.9)	28.9	(137.4)	(172.3)	(907.7)

Cash flows (used in) provided by financing activities:
Proceeds from short and long-term borrowings	3.4	1.2	4.6	20.1	642.2
Payments of short-term borrowings	(2.7)	(2.0)	(7.6)	(20.2)	(3.9)
Payments of long-term borrowings	(2.3)	(52.2)	(2.2)	(56.8)	(103.9)
Dividend payments	(11.0)	(10.9)	(11.0)	(33.0)	(32.6)
Net payments related to employee stock awards	(4.5)	(0.7)	(0.5)	(25.4)	(11.8)

Net cash (used in) provided by financing activities	(17.1)	(64.6)	(16.7)	(115.3)	490.0

Effect of exchange rate changes on cash and cash equivalents	2.3	(5.6)	2.0	0.3	(7.6)

Increase (decrease) in cash and cash equivalents	64.4	19.4	(13.1)	78.7	(258.0)
Cash and cash equivalents at beginning of period	428.9	366.9	442.0	414.6	644.3

Cash and cash equivalents at end of period	$493.3	$386.3	$428.9	$493.3	$386.3

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Quarter Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019
Net income	$91.7	$47.4	$73.7	$234.5	$97.6
COVID-19 related net credits (Note 1)	—	—	(0.9)	(0.9)	—
Acquisition inventory step-up (Note 2)	—	—	—	—	7.6
Inventory charge related to exit of product groups (Note 3)	3.9	—	—	3.9	—
Acquisition and integration costs (Note 4)	0.5	2.1	0.7	3.4	35.5
Amortization of debt issuance costs (Note 5)	0.2	3.1	0.2	1.3	4.9
Restructuring and other (Note 6)	3.1	1.5	3.3	6.8	4.7
Amortization of intangible assets	12.5	17.0	13.8	42.6	50.3
Asset impairment (Note 7)	—	—	—	1.2	—
Fees and expenses related to repricing of Term Loan (Note 8)	—	0.6	—	—	6.5
Gain on sale of long-lived assets (Note 9)	—	(6.8)	—	—	(6.8)
Windfall tax benefit on stock-based compensation (Note 10)	(0.2)	0.3	(1.4)	(2.4)	(1.9)
Deferred tax asset write-off (Note 11)	—	—	3.5	3.5	—
Tax reform adjustments (Note 12)	—	0.1	—	—	2.8
Tax effect of Non-GAAP adjustments (Note 19)	(4.7)	(3.7)	(3.6)	(12.7)	(18.5)

Non-GAAP net earnings (Note 13)	$107.0	$61.6	$89.3	$281.2	$182.7

Non-GAAP net earnings per diluted share (Note 13)	$1.93	$1.12	$1.62	$5.08	$3.32

Weighted average diluted shares outstanding	55.4	55.2	55.3	55.3	55.0

Net cash provided by operating activities	$152.1	$60.7	$139.0	$366.0	$167.3
Purchases of property, plant and equipment	(29.0)	(16.5)	(20.9)	(59.9)	(44.7)

Free cash flow	$123.1	$44.2	$118.1	$306.1	$122.6

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions)

	Quarter Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019
Gross profit	$262.0	$205.0	$246.3	$747.9	$614.1
COVID-19 related net costs (Note 1)	—	—	0.3	0.3	—
Acquisition inventory step-up (Note 2)	—	—	—	—	7.6
Inventory charge related to exit of product groups (Note 3)	3.9	—	—	3.9	—

Non-GAAP gross profit (Note 14)	$265.9	$205.0	$246.6	$752.1	$621.7

Non-GAAP gross margin (Note 14)	45.1%	44.3%	45.3%	45.0%	44.4%

Operating expenses	$145.6	$138.2	$145.5	$440.8	$460.3
Acquisition and integration costs (Note 4)	0.5	2.1	0.7	3.4	35.5
Restructuring and other (Note 6)	3.1	1.5	3.3	6.8	4.7
Amortization of intangible assets	12.5	17.0	13.8	42.6	50.3
Asset impairment (Note 7)	—	—	—	1.2	—
COVID-19 related net credits (Note 1)	—	—	(1.2)	(1.2)	—
Fees and expenses related to repricing of Term Loan (Note 8)	—	0.6	—	—	6.5
Gain on sale of long-lived assets (Note 9)	—	(6.8)	—	—	(6.8)

Non-GAAP operating expenses (Note 15)	$129.5	$123.8	$128.9	$388.0	$370.1

Income from operations	$116.4	$66.8	$100.8	$307.1	$153.8
COVID-19 related net credits (Note 1)	—	—	(0.9)	(0.9)	—
Acquisition inventory step-up (Note 2)	—	—	—	—	7.6
Inventory charge related to exit of product groups (Note 3)	3.9	—	—	3.9	—
Acquisition and integration costs (Note 4)	0.5	2.1	0.7	3.4	35.5
Restructuring and other (Note 6)	3.1	1.5	3.3	6.8	4.7
Amortization of intangible assets	12.5	17.0	13.8	42.6	50.3
Asset impairment (Note 7)	—	—	—	1.2	—
Fees and expenses related to repricing of Term Loan (Note 8)	—	0.6	—	—	6.5
Gain on sale of long-lived assets (Note 9)	—	(6.8)	—	—	(6.8)

Non-GAAP income from operations (Note 16)	$136.4	$81.2	$117.7	$364.1	$251.6

Non-GAAP operating margin (Note 16)	23.1%	17.6%	21.6%	21.8%	18.0%

Interest expense, net	$6.5	$12.3	$6.9	$21.6	$31.0
Amortization of debt issuance costs (Note 5)	0.2	3.1	0.2	1.3	4.9

Non-GAAP interest expense, net	$6.3	$9.2	$6.7	$20.3	$26.1

Net income	$91.7	$47.4	$73.7	$234.5	$97.6
Interest expense, net	6.5	12.3	6.9	21.6	31.0
Provision for income taxes	17.1	8.0	18.7	48.0	25.0
Depreciation	10.9	10.2	10.3	33.3	29.6
Amortization of intangible assets	12.5	17.0	13.8	42.6	50.3

EBITDA (Note 17)	$138.7	$94.9	$123.4	$380.0	$233.5

Stock-based compensation	7.3	5.8	6.7	22.0	20.9
COVID-19 related net credits (Note 1)	—	—	(0.9)	(0.9)	—
Acquisition inventory step-up (Note 2)	—	—	—	—	7.6
Inventory charge related to exit of product groups (Note 3)	3.9	—	—	3.9	—
Acquisition and integration costs (Note 4)	0.5	2.1	0.7	3.4	35.5
Restructuring and other (Note 6)	3.1	1.5	3.3	6.8	4.7
Asset impairment (Note 7)	—	—	—	1.2	—
Fees and expenses related to repricing of Term Loan (Note 8)	—	0.6	—	—	6.5
Gain on sale of long-lived assets (Note 9)	—	(6.8)	—	—	(6.8)
Other adjustments	—	—	—	—	3.4

Adjusted EBITDA (Note 18)	$153.5	$98.1	$133.2	$416.4	$305.3

MKS Instruments, Inc.

Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate

(In millions)

	Three Months Ended September 30, 2020			Three Months Ended September 30, 2019
	Income Before	Provision (benefit)	Effective	Income Before	Provision (benefit)	Effective
	Income Taxes	for Income Taxes	Tax Rate	Income Taxes	for Income Taxes	Tax Rate
GAAP	$108.8	$17.1	15.7%	$55.4	$8.0	14.4%
Adjustments:
Inventory charge related to exit of product groups (Note 3)	3.9	—		—	—
Acquisition and integration costs (Note 4)	0.5	—		2.1	—
Amortization of debt issuance costs (Note 5)	0.2	—		3.1	—
Restructuring and other (Note 6)	3.1	—		1.5	—
Amortization of intangible assets	12.5	—		17.0	—
Fees and expenses related to Term Loan (Note 8)	—	—		0.6	—
Gain on sale of long-lived assets (Note 9)	—	—		(6.8)	—
Windfall tax benefit on stock-based compensation (Note 10)	—	0.2		—	(0.3)
Tax effect of Non-GAAP adjustments (Note 19)	—	4.7		—	3.7

Non-GAAP	$129.0	$22.0	17.0%	$72.9	$11.4	15.6%

	Three Months Ended June 30, 2020
	Income Before	Provision (benefit)	Effective
	Income Taxes	for Income Taxes	Tax Rate
GAAP	$92.4	$18.7	20.2%
Adjustments:
COVID-19 related net credits (Note 1)	(0.9)	—
Acquisition and integration costs (Note 4)	0.7	—
Amortization of debt issuance costs (Note 5)	0.2	—
Restructuring and other (Note 6)	3.3	—
Amortization of intangible assets	13.8	—
Windfall tax benefit on stock-based compensation (Note 10)	—	1.4
Deferred tax asset write-off (Note 10)	—	(3.5)
Tax effect of Non-GAAP adjustments (Note 19)	—	3.6

Non-GAAP	$109.5	$20.2	18.5%

MKS Instruments, Inc.

Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate

(In millions)

	Nine Months Ended September 30, 2020			Nine Months Ended September 30, 2019
	Income Before Income Taxes	Provision (benefit) for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision (benefit) for Income Taxes	Effective Tax Rate
GAAP	$282.5	$48.0	17.0%	$122.6	$25.0	20.4%
Adjustments:
COVID-19 related net credits (Note 1)	(0.9)	—		—	—
Acquisition inventory step-up (Note 2)	—	—		7.6
Inventory charge related to exit of product groups (Note 3)	3.9	—		—	—
Acquisition and integration costs (Note 4)	3.4	—		35.5	—
Amortization of debt issuance costs (Note 5)	1.3	—		4.9	—
Restructuring and other (Note 6)	6.8	—		4.7	—
Amortization of intangible assets	42.6	—		50.3	—
Asset impairment (Note 6)	1.2	—		—	—
Fees and expenses related to Term Loan (Note 8)	—	—		6.5	—
Gain on sale of long-lived assets (Note 9)				(6.8)
Windfall tax benefit on stock-based compensation (Note 10)	—	2.4		—	1.9
Deferred tax asset write-off (Note 11)	—	(3.5)		—	—
Tax reform adjustments (Note 12)	—	—		—	(2.8)
Tax effect of Non-GAAP adjustments (Note 19)	—	12.7		—	18.5

Non-GAAP	$340.8	$59.6	17.5%	$225.3	$42.6	18.9%

MKS Instruments, Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures – Q4’20 Guidance

(In millions, except per share data)

	Three Months Ending December 31, 2020
	$ Amount	Plus or Minus	Per Share	Plus or Minus
GAAP net income	$97.1	$11.1	$1.75	$0.20
Amortization of intangible assets	12.6	—	0.23	—
Deferred financing costs	0.2	—	—	—
Acquisition and integration costs	0.5	—	0.01	—
Restructuring and other costs	3.5	—	0.06	—
Tax effect of Non-GAAP adjustments (Note 19)	(2.9)	—	(0.05)	—

Non-GAAP net earnings	$111.0	$11.1	$2.00	$0.20

Estimated weighted average diluted shares				55.4

	Three Months Ending December 31, 2020
	$ Amount	Plus or Minus
GAAP operating expenses	$149.6	$4.0
Acquisition and integration costs	(0.5)	—
Restructuring and other costs	(3.5)	—
Amortization of intangible assets	(12.6)	—

Non-GAAP operating expenses	$133.0	$4.0

	Three Months Ending December 31, 2020
	$ Amount	Plus or Minus	Percentage	Plus or Minus
GAAP operating income and margin	$123.3	$13.3	20.5%	1.3%
Acquisition and integration costs	0.5	—	0.1	—
Restructuring and other costs	3.5	—	0.6	—
Amortization of intangible assets	12.6	—	2.1	—

Non-GAAP operating income and margin	$139.9	$13.3	23.3%	1.3%

Three Months Ending December 31, 2020
Guidance
$ Amount
GAAP interest expense, net	$6.2
Deferred financing costs	(0.2)

Non-GAAP interest expense, net	$6.0

MKS Instruments, Inc.

Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results.

Note 1: During the nine months ended September 30, 2020, we recorded COVID-19 related costs and credits that were direct, incremental and not expected to recur. The amounts consisted of payroll-tax credits for maintaining our workforce during the pandemic, offset by shift premiums and bonuses.

Note 2: Cost of revenues during the nine months ended September 30, 2019 includes the amortization of the step-up of inventory to fair value as a result of the acquisition of Electro Scientific Industries, Inc. (ESI Acquisition).

Note 3: During the three and nine months ended September 30, 2020, we recorded an inventory charge related to the exit of certain product groups.

Note 4: Acquisition and integration costs were primarily related to the ESI Acquisition which closed on February 1, 2019.

Note 5: We recorded additional interest expense related to the amortization of debt issuance costs related to our Term Loan Credit Agreement and our ABL Credit Agreement.

Note 6: Restructuring and other costs during the three and nine months ended September 30, 2020 and the three months ended June 30, 2020 included duplicate facility costs attributed to entering into new facility leases, costs related to the exit of certain product groups and costs related to the pending closure of a facility in Europe. Such costs for the nine months ended September 30, 2020 were offset by an insurance reimbursement related to a legal settlement. Restructuring and other costs recorded during the three and nine months ended September 30, 2019 consisted primarily of severance costs related to an organization-wide reduction in workforce, the consolidation of service functions in Asia and the movement of certain products to low cost regions. During the nine months ended September 30, 2019, we also recorded a legal settlement.

Note 7: During the nine months ended September 30, 2020, we recorded an asset impairment charge as a result of the write-down of long-lived assets related to the pending closure of a facility in Europe.

Note 8: We recorded fees and expenses during the three months ended September 30, 2019 related to Amendment No. 6 to our Term Loan Credit Agreement. We recorded fees and expenses during the nine months ended September 30, 2019 related to Amendment No. 5 and Amendment No. 6 to our Term Loan Credit Agreement.

Note 9: During the three and nine months ended September 30, 2019, we recorded a net gain on the sale of two of our buildings in Boulder, CO and three of our buildings in Portland, OR.

Note 10: We recorded windfall tax benefits on the vesting of stock-based compensation.

Note 11: We recorded a write-off of a deferred tax asset related to foreign net operating losses.

Note 12: We recorded tax adjustments during the three and nine months ended September 30, 2019 resulting from additional guidance provided by tax authorities with respect to the 2017 U.S. tax reforms.

Note 13: Non-GAAP net earnings and Non-GAAP net earnings per diluted share amounts exclude net credits related to the COVID-19 pandemic, amortization of the step-up of inventory to fair value, an inventory charge related to the exit of certain product groups, acquisition and integration costs, amortization of debt issuance costs, restructuring and other costs, amortization of intangible assets, asset impairments, fees and expenses related to repricings of, and amendments to, our Term Loan Credit Agreement, gain on the sale of long-lived assets, windfall tax adjustments related to stock compensation expense, a deferred tax write-off, tax reform adjustments and the related tax effect of these adjustments to reflect the expected full year effective tax rate in the related period.

Note 14: The Non-GAAP gross profit amount and Non-GAAP gross margin percentages exclude net costs related to the COVID-19 pandemic, an inventory charge related to the exit of certain product groups and the amortization of the step-up of inventory to fair value.

MKS Instruments, Inc.

Notes on Our Non-GAAP Financial Information

Note 15: Non-GAAP operating expenses exclude acquisition and integration costs, restructuring and other costs, amortization of intangible assets, an asset impairment, net credits related to the COVID-19 pandemic, fees and expenses related to repricings of our Term Loan Credit Agreement and a gain on the sale of long-lived assets.

Note 16: Non-GAAP income from operations and Non-GAAP operating margin percentages exclude net credits related to the COVID-19 pandemic, amortization of the step-up of inventory to fair value, an inventory charge related to the exit of certain product groups, acquisition and integration costs, restructuring and other costs, amortization of intangible assets, an asset impairment, fees and expenses related to repricings of our Term Loan Credit Agreement and a gain on the sale of long-lived assets.

Note 17: EBITDA excludes net interest, income taxes, depreciation and amortization of intangible assets.

Note 18: Adjusted EBITDA excludes from EBITDA, stock-based compensation, net credits related to the COVID-19 pandemic, amortization of the step-up of inventory to fair value, an inventory charge related to the exit of certain product groups, acquisition and integration costs, restructuring and other costs, an asset impairment, fees and expenses related to repricings and amendments of our Term Loan Credit Agreement and a gain on the sale of long-lived assets.

Note 19: Non-GAAP adjustments are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates. For the three months ending December 31, 2020, we forecast a GAAP tax rate of approximately 17% and a Non-GAAP tax rate of approximately 17% based on forecasted Non-GAAP adjustments for the three months ending December 31, 2020, which include the related tax effects of acquisition and integration costs, restructuring and other, amortization of intangible assets and deferred financing costs.